                                                                    Exhibit 23.1

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 1999 (except for paragraphs 9 to 12 of Note 9, as to which the date is February 24, 1999), in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of ITXC Corp. dated June 10, 1999.



                                              /s/ Ernst & Young LLP


Metropark, New Jersey
June 9, 1999